                                 EXHIBIT 10.17
                                 -------------

First Amendment to Credit Agreement dated September 1, 1995 by and among Bush Industries, Inc., as Borrower, the Lenders party thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as agent.

                        FIRST AMENDMENT TO CREDIT AGREEMENT
                        -----------------------------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 1, 1995, by and among BUSH INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement described below, the Issuing Bank referred to in the Credit Agreement described below and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

          A. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Credit Agreement dated as of July 26, 1995 (the "Credit Agreement").

          B. The parties desire to make certain amendments to the Credit Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

          Section 1.  Certain Definitions.  In addition to words and terms
          ---------   -------------------
defined elsewhere in this Amendment, capitalized terms used in this Amendment and not otherwise defined herein have the meaning set forth in the Credit Agreement.

          Section 2.  Amendments to Credit Agreement.  The Credit Agreement is
          ---------   ------------------------------
hereby amended in the following respects:

          (a)  Definitions.  Section 1.01 of the Credit Agreement is hereby
               -----------
amended by adding the following definition after the definition of "Commitment Percentage":

"'Consolidated Capitalization' at any time shall mean Consolidated Net Worth at such time plus Consolidated Funded Debt (Net) at such time."

          (b)  Section 7.01(a).  Section 7.01(a) is hereby amended to read in
               ---------------
its entirety as follows:

                  "(a)  Ratio of Consolidated Funded Debt (Net) to Consolidated
                        -------------------------------------------------------
          Capitalization. As of the last day of each fiscal quarter of each
          --------------
          Fiscal Year, the ratio of Consolidated Funded Debt (Net) as of the end of such fiscal quarter to Consolidated Capitalization as of the end of such fiscal quarter shall be not more than 0.49 to 1.00."

          Section 3.  Representations and Warranties of the Borrower.  The
          ---------   ----------------------------------------------
Borrower hereby represents and warrants to the Agent and each Lender as follows:

                  (a)  Power and Authorization.  The Borrower has full power and
                       -----------------------
          authority to execute, deliver, and perform its obligations under and take all actions contemplated to be performed by it under, this Amendment and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

                  (b)  Execution and Binding Effect.  This Amendment has been
                       ----------------------------
          duly and validly executed and delivered by the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws or general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          Section 4.  Miscellaneous.
          ---------   -------------

          (a) Except as amended hereby, the provisions of the Credit Agreement are hereby ratified and confirmed in all respects by the parties hereto and shall remain in full force and effect as between such parties.

          (b) This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with and governed by the laws of such Commonwealth, without regard to conflicts of law principles.

          (c) This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the separate parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to constitute an original, but all such separate counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto by their officers hereunto duly authorized have executed this Amendment as of the date and year first written above.

                                                BUSH INDUSTRIES, INC.

                                                By: /s/ Neil Frederick
                                                    --------------------------

                                                Title: Treasurer
                                                       -----------------------

                                                MELLON BANK, N.A., individually
                                                   and as Agent

                                                By: /s/ Mike Anselmo
                                                    --------------------------

                                                Title: AVP
                                                       -----------------------


                                                BRANCH BANKING AND TRUST
                                                   COMPANY

                                                By: /s/ Hoyt Almond
                                                    --------------------------

                                                Title: S.V.P.
                                                       -----------------------


                                                THE CHASE MANHATTAN BANK, N.A.


                                                By: /s/ Fred Loder
                                                    --------------------------

                                                Title: VP
                                                       -----------------------


                                                CHEMICAL BANK


                                                By: /s/ Robert J. McArdle
                                                    -------------------------

                                                Title: Vice President
                                                       ----------------------

                                      -3-